EXHIBIT 10.20
                         EQUIPMENT LEASE

     THIS LEASE executed as of October 10, 1989, between A-Y-K-E PARTNERSHIP, a Missouri partnership (hereinafter referred to as "LESSOR"), and AFFHOLDER, INC, a Missouri corporation (hereinafter referred to as "LESSEE").
     1. LESSOR leases to LESSEE, and LESSEE leases from LESSOR, one
(1) Lovat M-96 Tunnel Mole Machine, Serial No. 1700.
     2. The term of this Lease shall begin on the date hereof and shall end upon thirty (30) day's written notice given by either party to the other.
     3. The leased property shall be used solely for jobs identified on schedules executed by both parties.
     4. LESSOR will be paid an amount per lineal foot of tunnel as installed, all as set out on each schedule, based upon LESSEE's monthly pay estimate as approved by the project engineer for the Owner, with a guaranteed minimum rental as set out on each-schedule.
     5. LESSEE may make alterations, additions or improvements to the leased property, so long as its value is not reduced thereby. All such additions and improvements shall immediately become the property of the LESSOR and subject to the terms of this Lease.
     6. LESSEE, at its own cost and expense, shall keep the leased property in good repair, condition and working order, and shall not subject the leased property to careless or needlessly rough usage.
     7. LESSOR shall at all times during business hours have the right to enter upon the premises where the leased property may be located for the purpose of inspecting it or observing its use.

     8. On expiration of this Lease, LESSEE shall return the leased property to LESSOR in good repair, by delivering the leased property at LESSEE's expense to LESSOR's principal place of business in St. Louis County, Missouri. Nothing herein shall impose upon LESSEE the obligation to perform a general overhaul.
     9. LESSEE shall inspect the leased property before the commencement of the Lease. Unless LESSEE gives written notice to the LESSOR within five (5) days after receipt of the leased property specifying any defect in or other objection to the leased property, it shall be conclusively presumed, as between LESSOR and LESSEE, that LESSEE has fully inspected the leased property and found it to be in good condition and repair and in full conformance with any and all express or implied representations, promises, statements or warranties with respect to the merchantability, suitability, or fitness for purpose of the leased property.
     10. LESSEE, at its own expense, shall carry casualty and liability insurance in such amounts and form as LESSOR shall reasonably require, with carriers acceptable to LESSOR.
     11. LESSEE shall pay all taxes and fees connected with this Lease or the LESSEE's use of the leased equipment, including any use or sales taxes resulting therefrom.
     12. LESSEE shall indemnify LESSOR against all claims, actions, proceedings, costs, damages and liabilities, including attorneys' fees, arising out of, relating to or connected with this Lease, or resulting from the use of the leased property.
     13. This lease shall be governed by and construed under the laws of the State of Missouri.

     14. LESSEE shall not, without the prior written consent of the LESSOR, assign, transfer, pledge or hypothecate this Lease, the leased property, or any part thereof, or any interest therein, nor sublet or lend the leased property or any part thereof, nor permit the leased property or any part thereof to be used by anyone other than the LESSEE or LESSEE's employees.
     15. This instrument shall be binding upon and inure to the benefit of the respective parties and their legal representatives, successors and assigns.
     IN WITNESS WHEREOF, this instrument was executed by the parties as of the date first above written.
                              A-Y-K-E PARTNERSHIP


                              By s/Jerome Kalishman
                                ---------------------------------
                                Jerome Kalishman
                                Manager

                                                         "LESSOR"

                              AFFHOLDER, INC.


                              By s/Robert W. Affholder
                                ---------------------------------
                                Robert W. Affholder
                                President

                                                         "LESSEE"

                           SCHEDULE #1

     TO LEASE BETWEEN A-Y-K-E PARTNERSHIP AND AFFHOLDER, INC.

     This schedule is incorporated into and becomes a part of that certain equipment lease executed as of October 10, 1989 between A-Y-R-E Partnership and Affholder, Inc.
     1) The leased property may be used for the East Water Project for the City of Houston, Texas.
     2) The rental will be $25.00 per lineal foot of tunnel as installed, with a guaranteed minimum rental of $10,000.00.
     3) The job shall commence on or before October 10, 1989 and end not later than December 31, 1989.
     IN WITNESS WHEREOF, this schedule was executed by the parties as of October 10, 1989.
                              A-Y-K-E PARTNERSHIP


                              By s/Jerome Kalishman
                                ---------------------------------
                                Jerome Kalishman
                                Manager

                                                         "LESSOR"

                              AFFHOLDER, INC.


                              By s/Robert W. Affholder
                                ---------------------------------
                                Robert W. Affholder
                                President

                                                         "LESSEE"

                           SCHEDULE #2

     TO LEASE BETWEEN A-Y-K-E PARTNERSHIP AND AFFHOLDER, INC.

     This schedule is incorporated into and becomes a part of that certain equipment lease executed as of October 10, 1989 between A-Y-K-E Partnership and Affholder, Inc.
     1) As of this date Lessor has leased the leased property to S.E.C. Corp.
     2) During the term such lease is in effect, the lease to which this schedule relates shall be in abeyance.
     3) Affholder, Inc. shall perform all of the Lessor's obligations under the S.E.C. lease other than the furnishing of the Lovat Tunnel Machine. In consideration for Affholder, Inc. performing such other obligations and the administrative work in connection with the lease, Affholder, Inc. shall be entitled to all sums collected under such lease other than the machine rental and shall also be entitled to 15% of the machine rental.
     IN WITNESS WHEREOF, this schedule was executed by the parties as of January 11, 1990.
                              A-Y-K-E PARTNERSHIP


                              By s/Jerome Kalishman
                                ---------------------------------
                                Jerome Kalishman
                                Manager

                                                         "LESSOR"

                              AFFHOLDER, INC.


                              By s/Robert W. Affholder
                                ---------------------------------
                                Robert W. Affholder
                                President

                                                         "LESSEE"

                           SCHEDULE #3

     BETWEEN A-Y-K-E PARTNERSHIP AND AFFHOLDER, INC.

     This schedule is incorporated into and becomes a part of that certain equipment lease executed as of October 10, 1989 between A-Y-K-E Partnership and Affholder, Inc.
     1) The leased property may be used for the installation of a tunnel on the Almeda-Sims Diversion, Contract #1, WW-4155 Project for the City of Houston, Texas.
     2) The rental will be $17.00 per lineal foot, with a guaranteed minimum rental of $136,000.00.
     3) The job shall commence on or before April 15, 1990 and end not later than June 31, 1991.
     IN WITNESS WHEREOF, this schedule was executed by the parties as of January 11, 1990.
                              A-Y-K-E PARTNERSHIP


                              By s/Jerome Kalishman
                                ---------------------------------
                                Jerome Kalishman
                                Manager

                                                         "LESSOR"

                              AFFHOLDER, INC.


                              By s/Robert W. Affholder
                                ---------------------------------
                                Robert W. Affholder
                                President

                                                         "LESSEE"